EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

This Assignment and Assumption of Contracts (this “Assignment”) is made and entered into as of October 5, 2023 (“Effective Date”), by and between Indus LF LLC, a California limited liability company (“Assignor”) and LF Brandco, LLC, a Delaware limited liability company (“Assignee”). Together, Assignor and Assignee are referred to as the “Parties” and individually as a “Party.”

RECITALS

Assignor wishes to sell, assign and transfer to Assignee, and Assignee wishes to acquire, Assignor’s entire right, title and interest in and to the Assigned Contracts (as defined herein).

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. Incorporation of Recitals; Capitalized Terms. The foregoing recitals are incorporated into and made a part of this Assignment as if fully set forth herein.

2. Assignment of Assigned Contracts. Assignor hereby assigns, grants, transfers and conveys to Assignee, its respective successors and assigns forever, all of Assignor’s right, title and interest in, to, and under the contracts set forth in Schedule I attached hereto and made a part hereof (each an “Assigned Contract” and collectively, “Assigned Contracts”).

3. Assumption of Assigned Contracts. Assignor hereby sells, assigns, grants, conveys and transfers to Assignee all of Assignor’s right, title and interest in and to the Assigned Contracts. Assignee hereby accepts such assignment and hereby assumes and agrees to pay, perform and discharge any liabilities and obligations (financial or otherwise, including expenses) arising after the Effective Date under the Assigned Contracts, it being understood that such assignment and assumption by Assignee does not apply to liabilities and obligations that relate to any breach, default or violation of or by Assignor prior to the Effective Date which shall remain the sole responsibility of Assignor.

4. Entire Agreement. This Assignment, together with Schedule I, constitutes the sole and entire agreement of the Parties to this Assignment with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

5. No Third-Party Consents; Economic Benefit of Assigned Contracts. To the extent that Assignor’s rights under any Assigned Contract may not be assigned to Assignee without the consent of another Person (defined below) which has not been obtained, or for any other reason, this Assignment shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Assignor, at its expense, shall use its reasonable best efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Assignee’s rights under the Assigned Contract(s) in question so that Assignee would not in effect acquire the benefit of all such rights, Assignor shall act, after the Effective Date, as Assignee’s agent in order to obtain for it the benefits under the Assigned Contracts and shall cooperate, to the maximum extent permitted by law and the Assigned Contract(s), with Assignee in any other reasonable arrangement designed to provide such benefits to Assignee. “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity

6. Governing Law. THIS ASSIGNMENT (AND ANY CLAIM OR CONTROVERSY ARISING OUT OF THIS ASSIGNMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY DELAWARE STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN DELAWARE, IN WILMINGTON, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATING HERETO. BY SIGNING THIS ASSIGNMENT, EACH PARTY AGREES TO WAIVE THEIR RIGHT TO A JURY TRIAL.

7. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the Parties’ successors and assigns.

8. Severability. If any provision of this Assignment or its application to any person or circumstance shall be declared invalid or unenforceable by a court of competent jurisdiction, then the remaining provisions of this Assignment or the application of such provision to persons or circumstances other that those to which it is invalid or unenforceable, shall not be affected thereby, and each provision shall be valid and enforceable to the maximum extent permitted by law.

9. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Assignment by facsimile, portable document format or other electronic means shall be effective as delivery of a manually executed counterpart to this Assignment.

10. Further Assurances. Each of the Parties hereto shall execute and deliver, at the reasonable request of the other Party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

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2

IN WITNESS WHEREOF, the Parties have executed this Assignment and Assumption of Contracts intending to be legally bound as of the Effective Date.

ASSIGNOR: Indus LF LLC

By:
Name: Title:

ASSIGNEE: LF Brandco, LLC

By:
Name: Title:

[Signature Page to Assignment and Assumption of Contracts]

Schedule I

Assigned Contracts